Phoenix Investment Partners

ANNUAL REPORT

DECEMBER 31, 2001

Phoenix-Duff & Phelps

Institutional Mutual Funds

Growth Stock Portfolio

Managed by
Seneca Capital Management LLCE

Managed Bond Portfolio

Managed by
Phoenix Investment Counsel, Inc.

[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS

A member of The Phoenix Companies, Inc.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

      We are pleased to provide this annual report for the Phoenix-Duff & Phelps Institutional Mutual Funds for the 12 months ended December 31, 2001. On the following pages, the Portfolios' management teams review events of the last year that affected performance and provide an overview of their investment strategy. We believe you will find their comments informative.

      If you have any questions, please contact a client service representative at 1-800-814-1897.


Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

DECEMBER 31, 2001

Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Portfolio seeks long-term capital appreciation.

Q: HOW DID THE FUND PERFORM OVER THE LAST 12 MONTHS?

A: For the 12 months ended December 31, 2001, Class X shares earned -14.57% and Class Y shares returned -14.80% compared with a decline of 11.87% for the S&P 500 Index.(1) All performance figures assume reinvestment of dividends and are net of fees.

Q: WHAT FACTORS AFFECTED PERFORMANCE LAST YEAR?

A: The year 2001 was extraordinary in its harshness in every regard, and for investors, it deepened the misery of 2000. It is rare for the U.S. equity markets to post two consecutive annual declines, but virtually all major stock market averages fell in each of the last two years. Despite a remarkably strong rally in the fourth quarter of 2001, the broadest measure of U.S. stock performance, the Wilshire 5000 Index, registered a double-digit percentage decline for the year.(2)

      In hindsight, the reasons for the sharp sell off are clear: the bursting of the tech bubble and the dramatic economic slowdown from the heady pace of the late 1990s. We had hoped the inevitable Internet crash could occur without devastating the economy, but the interconnections between the "new" and the "old" economies were substantial. As upstarts imploded, they took a chunk out of the revenue streams of established companies throughout the economy, from technology to real estate to retailing. Any company that had relied on the dot coms and telecoms to continue spending on equipment, space, supplies and services was disappointed. Easy money, overinvestment, overleverage, and overcapacity in the "new" economy led to a sharp downturn in the entire economy. Groups as far removed from the technology bubble as pharmaceuticals and utilities fell hard.

      Growth stocks were especially beaten down as multiples deflated and new growth industries such as the Internet and alternative telecommunications fizzled. "Value" investing, which is variously defined as investing in asset rich companies, companies with low P/E multiples, or turnaround situations, lost less during the bear market. As "growth" investors, we have not been spared. Our valuation disciplines and risk controls, however, bolstered our performance during the bear market. It is worth noting that neither "growth" nor "value," nor "large" nor "small" stocks ended the year in positive territory.

Q: WHAT SECTORS OR STOCKS HELPED OR DETRACTED FROM PERFORMANCE?

A: The Portfolio's overweighting in technology was most significant drag on performance as it was the worst performing sector of the market during the year. As growth managers, we will tend to have higher exposure to traditional high growth areas, such as technology, than the broad market. Relative to the growth averages, we were underweighted in technology, and this actually helped our performance within our style.

      The Portfolio was also hurt by the underperformance of our consumer cyclicals holdings. This sector provided the second best performance in the benchmark for the year. Seneca's stocks posted a slightly negative return, primarily due to Cendant Corp., a travel services company. Cendant was our only holding directly affected by the September 11 attacks and we sold the stock at the end of September.

(1) THE S&P 500 INDEX MEASURES STOCK MARKET TOTAL-RETURN PERFORMANCE.
(2) THE WILSHIRE 5000 INDEX MEASURES BROAD STOCK MARKET TOTAL-RETURN PERFORMANCE AND IS PROVIDED FOR GENERAL COMPARATIVE PURPOSE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

      The outperformance of our health-care stocks was a significant positive in 2001. Our top performers in this sector were Johnson & Johnson, Laboratory Corp. of America Holdings and Medtronic, Inc. These companies benefited as investors rotated out of Internet stocks and into health care, traditionally a more defensive sector. The Portfolio's underweighted position in utility stocks contributed to our outperformance relative to the broad market. Utilities were the worst performers in the S&P 500 Index, down over 30%. Our utility holdings were limited to two stocks; Mirant Corp. and El Paso Natural Gas, both of which were sold in the first half of the year. We did not hold stocks in the sector during the periods of the worst performance.

      Our capital goods holdings helped performance relative to the index. Although our holdings ended down on an absolute basis, they fell less than those capital goods stocks held in the S&P 500 Index. Waste Management, the nation's largest trash hauler, rose significantly during the year. Investors expressed renewed confidence in the company after it announced the settlement of a 1999 class-action lawsuit that alleged violations of federal securities laws.

Q: WAS YOUR PORTFOLIO STRATEGY AFFECTED BY THE TERRORIST ATTACKS OF SEPTEMBER 11TH?

A: As bottom-up, fundamental managers, we do not make strategic shifts based on macro events or forecasts, and the historic events of September 11 were no exception. We were fortunate that the portfolio did not have any direct exposure to the airline or leisure industry, so that it did not suffer much directly from the September 11th attacks. However, as discussed earlier, we held Cendant Corp., which was directly affected. We sold Cendant at the end of September.

Q: WHAT IS YOUR NEAR-TERM OUTLOOK, GIVEN THE EVENTS OF SEPTEMBER 11TH?

A: Despite ongoing layoffs and continued debt problems, there is cause for optimism that the economy will recover. The Federal Reserve's aggressive rate cuts have taken short-term rates to their lowest levels in 40 years. Consumers have reliquified through the mortgage-refinancing boom. Housing remains vibrant and will continue to lead spending on furniture and other durable goods. While consumer spending cannot surge in a tough job environment, there is no imminent collapse ahead. Business spending has contracted through this recession and is now poised to snap back. Orders are strengthening in some of the hardest hit sectors of the economy, such as semiconductors. The stock market rally since September also suggests that recovery is at hand. Historically, the market rebounds three to six months before recession's end.

      Though the worst of the slump is behind us, the recovery will not be vigorous. The upturn in 2002 will benefit from patient Federal Reserve policy. With no inflation problem, and in the presence of large global concerns, the Fed will want to insure that the economy is stable before changing its posture.

      We are well aware of the risks to our forecast. A renewed economic downdraft or a terrorist attack could derail a solid rebound. We believe, however, that the enormous liquidity that the Federal Reserve has supplied will turn the tide in the economy. The terrorist threat is a constant, but the extraordinary market rebound after September 11 is a testament to the vitality of the U.S. financial system in the face of almost unimaginable horror.

                                                                JANUARY 14, 2002

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/01

                                       1 YEAR     5 YEARS         10 YEARS
                                      --------    -------         --------
        Class X Shares                (14.57)%     10.36%           10.59%
        Class Y Shares                (14.80)      10.08            10.31
        Russell 1000 Growth Index(3)  (20.42)       8.27            10.79
        S&P 500 Index(4)              (11.87)      10.73            12.97

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y shares will vary due to differing inception dates and fees.

(3) The Russell 1000 Growth Index is an unmanaged, commonly used measure of growth stocks total return performance and is provided for general comparative purposes. The Index's performance does not reflect sales charges.

(4) The S&P 500 Stock Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the portfolio). Performance relating to the separate account is adjusted to reflect the expense ratios of the Portfolio at inception. Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000                                        PERIODS ENDING 12/31


                               [GRAPHICS OMITTED]

          EDGAR REPRESENTATIUON OF DATA POINTS USED IN PRINTED GRAPHIC


                            Growth Stock                Russell 1000
                        Portfolio Class X(2)            Growth Index(3)             S&P 500 Index(4)
12/31/91                  $ 5,000,000.00               $ 5,000,000.00               $ 5,000,000.00
12/31/92                    5,109,650.00                 5,250,010.00                 5,384,540.00
12/31/93                    5,622,680.00                 5,402,450.00                 5,923,000.00
12/30/94                    5,572,060.00                 5,545,940.00                 6,001,360.00
12/29/95                    7,506,950.00                 7,608,210.00                 8,252,300.00
12/31/96                    8,357,960.00                 9,367,400.00                10,170,800.00
12/31/97                   10,510,700.00                12,223,300.00                13,565,300.00
12/31/98                   13,790,300.00                16,954,500.00                17,466,200.00
12/31/99                   18,469,100.00                22,576,400.00                21,157,700.00
12/29/00                   16,017,400.00                17,514,000.00                19,214,000.00
12/31/01                   13,684,000.00                13,937,000.00                16,932,300.00


This chart assumes an initial gross investment of $5,000,000 made on 12/31/91 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in fees.


                               [GRAPHICS OMITTED]

          EDGAR REPRESENTATIUON OF DATA POINTS USED IN PRINTED GRAPHIC

SECTOR WEIGHTINGS
12/31/01

As a percentage of equity holdings


Technology        Health Care    Consumer Staples   Financials     Capital Goods    Consumer Cyclicals   Basic Materials     Other

    31%               15               14               12               11                  6                 5               6

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                TEN LARGEST EQUITY HOLDINGS AT DECEMBER 31, 2001
                     (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. General Electric Co.                                          3.7%
    CONSUMER AND INDUSTRIAL PRODUCTS PRODUCER

 2. Microsoft Corp.                                               3.5%
    LEADING SOFTWARE PRODUCER FOR MICROCOMPUTERS

 3. Minnesota Mining and Manufacturing Co.                        3.4%
    PRODUCES SCOTCH TAPE AND COATED ABRASIVES

 4. Medtronic, Inc.                                               3.4%
    MANUFACTURES CARDIAC AND MEDICAL SERVICES PRODUCTS

 5. Intel Corp.                                                   3.3%
    MANUFACTURER OF SEMICONDUCTOR MEMORY CHIPS

 6. Baxter International, Inc.                                    3.2%
    MANUFACTURES AND DISTRIBUTES HOSPITAL AND LAB PRODUCTS

 7. International Business Machines Corp.                         3.2%
    MANUFACTURES AND DISTRIBUTES BUSINESS MACHINES

 8. First Data Corp.                                              3.2%
    CREDIT CARD PROCESSING PROVIDER

 9. Waste Management, Inc.                                        3.1%
    PROVIDES WASTE MANAGEMENT SERVICES

10. Goldman Sachs Group, Inc. (The)                               3.1%
    A LEADING GLOBAL INVESTMENT BANKING AND SECURITIES FIRM

                        INVESTMENTS AT DECEMBER 31, 2001

                                                      SHARES       VALUE
                                                     --------   -----------
COMMON STOCKS--93.4%

ALUMINUM--2.3%
Alcoa, Inc. .........................................  23,150   $   822,982

BEVERAGES (NON-ALCOHOLIC)--2.6%
Coca-Cola Co. (The) .................................  19,800       933,570

BIOTECHNOLOGY--2.4%
Genzyme Corp.(b) ....................................  14,930       893,710

BROADCASTING (TELEVISION, RADIO & CABLE)--2.7%
Clear Channel Communications, Inc.(b) ...............  19,560       995,800

CHEMICALS--2.6%
Dow Chemical Co. (The) ..............................  28,530       963,743

COMPUTERS (HARDWARE)--9.2%
Dell Computer Corp.(b) ..............................  39,260     1,067,087
International Business Machines Corp. ...............   9,660     1,168,473
Sun Microsystems, Inc.(b) ...........................  91,550     1,126,065
                                                                -----------
                                                                  3,361,625
                                                                -----------
COMPUTERS (NETWORKING)--2.3%
Cisco Systems, Inc.(b) ..............................  45,340       821,107

COMPUTERS (SOFTWARE & SERVICES)--3.5%
Microsoft Corp.(b) ..................................  19,450     1,288,562

ELECTRICAL EQUIPMENT--3.7%
General Electric Co. ................................  34,090     1,366,327

                                                      SHARES       VALUE
                                                     --------   -----------
ELECTRONICS (SEMICONDUCTORS)--9.0%
Intel Corp. .........................................  38,490   $ 1,210,511
Micron Technology, Inc.(b) ..........................  32,330     1,002,230
Texas Instruments, Inc. .............................  38,280     1,071,840
                                                                -----------
                                                                  3,284,581
                                                                -----------
FINANCIAL (DIVERSIFIED)--5.9%
American Express Co. ................................  30,490     1,088,188
Citigroup, Inc. .....................................  21,226     1,071,489
                                                                -----------
                                                                  2,159,677
                                                                -----------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--2.6%
Pfizer, Inc. ........................................  23,940       954,009

HEALTH CARE (HOSPITAL MANAGEMENT)--2.9%
HCA, Inc. ...........................................  27,580     1,062,933

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--6.7%
Baxter International, Inc. ..........................  21,940     1,176,642
Medtronic, Inc.(b) ..................................  24,500     1,254,645
                                                                -----------
                                                                  2,431,287
                                                                -----------
HOUSEHOLD PRODUCTS (NON-DURABLE)--5.8%
Colgate-Palmolive Co. ...............................  18,430     1,064,332
Procter & Gamble Co. (The) ..........................  13,120     1,038,186
                                                                -----------
                                                                  2,102,518
                                                                -----------
INSURANCE (MULTI-LINE)--2.4%
American International Group, Inc. ..................  11,130       883,722

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                                                      SHARES       VALUE
                                                     --------   -----------
INVESTMENT BANKING/BROKERAGE--3.1%
Goldman Sachs Group, Inc. (The) .....................  12,350   $ 1,145,463

MANUFACTURING (DIVERSIFIED)--3.4%
Minnesota Mining and Manufacturing Co. ..............  10,630     1,256,572

OIL (INTERNATIONAL INTEGRATED)--2.2%
Exxon Mobil Corp. ...................................  20,120       790,716

RETAIL (BUILDING SUPPLIES)--2.3%
Home Depot, Inc. (The) ..............................  16,500       841,665

RETAIL (FOOD CHAINS)--1.9%
Kroger Co. (The)(b) .................................  33,370       696,432

RETAIL (GENERAL MERCHANDISE)--3.1%
Wal-Mart Stores, Inc. ...............................  19,490     1,121,650

SERVICES (DATA PROCESSING)--3.2%
First Data Corp. ....................................  14,870     1,166,552

TELEPHONE--4.4%
SBC Communications, Inc. ............................  21,260       832,754
Verizon Communications, Inc. ........................  16,160       766,954
                                                                -----------
                                                                  1,599,708
                                                                -----------
WASTE MANAGEMENT--3.1%
Waste Management, Inc. ..............................  35,930     1,146,526
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $31,724,567) ...............................    34,091,437
---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.5%

ELECTRONICS (SEMICONDUCTORS)--2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR
(Taiwan)(b) .........................................  52,700       904,859
---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $859,237) ..................................       904,859
---------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--95.9%
(IDENTIFIED COST $32,583,804) ...............................    34,996,296
---------------------------------------------------------------------------

                                     STANDARD
                                   & POOR'S PAR
                                      RATING          VALUE
                                    (Unaudited)       (000)        VALUE
                                   ------------       -----     -----------
SHORT-TERM OBLIGATIONS--4.2%

COMMERCIAL PAPER--0.7%
Ciesco LP 2.20%, 1/4/02 .........      A-1+             $ 265   $   264,952
                                                                -----------
FEDERAL AGENCY SECURITIES--3.5%
Freddie Mac 1.47%, 1/2/02 .......       AAA             1,295     1,294,947
                                                                -----------
---------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,559,899) ................................     1,559,899
---------------------------------------------------------------------------

TOTAL INVESTMENTS--100.1%
(IDENTIFIED COST $34,143,703) ...............................    36,556,195(a)
Other assets and liabilities, net--(0.1)% ...................       (52,412)
                                                                -----------
NET ASSETS--100.0% ..........................................   $36,503,783
                                                                ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,557,848 and gross depreciation of $1,273,478 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $34,271,825.
(b) Non-income producing.

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $34,143,703)                       $36,556,195
Receivables
   Interest securities sold                                316,435
   Dividends and interest                                   30,204
Prepaid expenses                                               366
                                                       -----------
     Total assets                                       36,903,200
                                                       -----------
LIABILITIES
Cash overdraft                                               3,433
Payables
   Investment securities purchased                         311,025
   Professional fee                                         28,595
   Investment advisory fee                                  19,330
   Transfer agent fee                                        7,309
   Trustees' fee                                             6,075
   Financial agent fee                                       5,385
   Distribution fee                                          2,503
Accrued expenses                                            15,762
                                                       -----------
     Total liabilities                                     399,417
                                                       -----------
NET ASSETS                                             $36,503,783
                                                       ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest       $42,894,470
Undistributed net investment income                         29,224
Accumulated net realized loss                           (8,832,403)
Net unrealized appreciation                              2,412,492
                                                       -----------
NET ASSETS                                             $36,503,783
                                                       ===========

CLASS X
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $24,671,456)                              1,151,210
Net asset value and offering price per share                $21.43

CLASS Y
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $11,832,327)                                555,908
Net asset value and offering price per share                $21.28


                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Dividends                                           $   373,113
Interest                                                 66,502
                                                    -----------
     Total investment income                            439,615
                                                    -----------
EXPENSES
Investment advisory fee                                 253,737
Distribution fee, Class Y                                35,599
Financial agent fee                                      70,476
Transfer agent                                           38,719
Professional                                             28,595
Registration                                             19,131
Trustees                                                 18,489
Custodian                                                13,228
Printing                                                 10,987
Miscellaneous                                            10,766
                                                    -----------
     Total expenses                                     499,727
     Less expenses borne by investment adviser         (167,812)
     Custodian fees paid indirectly                        (282)
                                                    -----------
     Net expenses                                       331,633
                                                    -----------
NET INVESTMENT INCOME                                   107,982
                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized loss on securities                    (8,667,866)
  Net change in unrealized appreciation
    (depreciation) on investments                     1,257,130
                                                    -----------
NET LOSS ON INVESTMENTS                              (7,410,736)
                                                    -----------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                   $(7,302,754)
                                                    ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                              Year Ended       Year Ended
                                                                               12/31/01         12/31/00
                                                                             ------------     ------------
FROM OPERATIONS
   Net investment income (loss)                                              $    107,982     $    127,287
   Net realized gain (loss)                                                    (8,667,866)       8,775,877
   Net change in unrealized appreciation (depreciation)                         1,257,130      (17,164,256)
                                                                             ------------     ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 (7,302,754)      (8,261,092)
                                                                             ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                 (70,966)         (42,919)
   Net investment income, Class Y                                                  (7,793)         (15,045)
   Net realized short-term gains, Class X                                        (466,618)      (2,446,940)
   Net realized short-term gains, Class Y                                        (229,774)      (1,315,722)
   Net realized long-term gains, Class X                                         (432,025)      (4,503,183)
   Net realized long-term gains, Class Y                                         (212,741)      (2,499,393)
                                                                             ------------     ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                   (1,419,917)     (10,823,202)
                                                                             ------------     ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (26,066 and 65,203 shares, respectively)         583,115        2,220,877
   Net asset value of shares issued from reinvestment of distributions
     (41,825 and 253,202 shares, respectively)                                    969,481        6,992,892
   Cost of shares redeemed (263,300 and 96,720 shares, respectively)           (6,181,294)      (3,407,786)
                                                                             ------------     ------------
Total                                                                          (4,628,698)       5,805,983
                                                                             ------------     ------------
CLASS Y
   Proceeds from sales of shares (35,502 and 27,094 shares, respectively)         782,000          952,757
   Net asset value of shares issued from reinvestment of distributions
     (19,503 and 139,873 shares, respectively)                                    450,307        3,830,154
   Cost of shares redeemed (248,429 and 12,468 shares, respectively)           (5,719,848)        (443,352)
                                                                             ------------     ------------
Total                                                                          (4,487,541)       4,339,559
                                                                             ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS               (9,116,239)      10,145,542
                                                                             ------------     ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                      (17,838,910)      (8,938,752)

NET ASSETS
   Beginning of period                                                         54,342,693       63,281,445
                                                                             ------------     ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $29,224 AND $89,987, RESPECTIVELY]                                      $ 36,503,783     $ 54,342,693
                                                                             ============     ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL GROWTH STOCK PORTFOLIO

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                     CLASS X
                                                    -----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                     2001              2000            1999            1998              1997
Net asset value, beginning of period                $25.98            $36.83          $37.82          $33.85            $47.42
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.08(4)           0.08            0.08            0.05(4)           0.31(4)
   Net realized and unrealized gain (loss)           (3.81)            (4.83)          11.65            9.88             10.60
                                                    ------            ------          ------          ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                (3.73)            (4.75)          11.73            9.93             10.91
                                                    ------            ------          ------          ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.06)            (0.04)          (0.05)          (0.15)            (0.41)
   Dividends from net realized gains                 (0.76)            (6.06)         (12.67)          (5.81)           (24.07)(1)
                                                    ------            ------          ------          ------            ------
     TOTAL DISTRIBUTIONS                             (0.82)            (6.10)         (12.72)          (5.96)           (24.48)
                                                    ------            ------          ------          ------            ------
Change in net asset value                            (4.55)           (10.85)          (0.99)           3.97            (13.57)
                                                    ------            ------          ------          ------            ------
NET ASSET VALUE, END OF PERIOD                      $21.43            $25.98          $36.83          $37.82            $33.85
                                                    ======            ======          ======          ======            ======
Total return                                        (14.57)%          (13.27)%         33.93%          31.20%            25.76%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $24,671           $34,991         $41,436         $46,330           $44,350
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                              0.70 %(5)         0.70 %          0.70%           0.70%             0.70%
   Net investment income                              0.34 %            0.29 %          0.17%           0.13%             0.64%
Portfolio turnover                                     134 %             127 %           136%            115%              148%

                                                                                     CLASS Y
                                                    -----------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31
                                                    -----------------------------------------------------------------------------
                                                     2001              2000            1999            1998              1997
Net asset value, beginning of period                $25.82            $36.72          $37.79          $33.86            $47.43
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.02(4)           0.04           (0.03)          (0.04)(4)          0.18(4)
   Net realized and unrealized gain (loss)           (3.78)            (4.85)          11.63            9.88             10.59
                                                    ------            ------          ------          ------            ------
     TOTAL FROM INVESTMENT OPERATIONS                (3.76)            (4.81)          11.60            9.84             10.77
                                                    ------            ------          ------          ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.02)            (0.03)          --              (0.10)            (0.32)
   Dividends from net realized gains                 (0.76)            (6.06)         (12.67)          (5.81)           (24.02)(1)
                                                    ------            ------          ------          ------            ------
     TOTAL DISTRIBUTIONS                             (0.78)            (6.09)         (12.67)          (5.91)           (24.34)
                                                    ------            ------          ------          ------            ------
Change in net asset value                            (4.54)           (10.90)          (1.07)           3.93            (13.57)
                                                    ------            ------          ------          ------            ------
NET ASSET VALUE, END OF PERIOD                      $21.28            $25.82          $36.72          $37.79            $33.86
                                                    ======            ======          ======          ======            ======
Total return                                        (14.80)%          (13.49)%         33.60 %         30.85 %           25.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)              $11,832           $19,351         $21,845         $21,347           $17,631
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              0.95 %(5)         0.95 %          0.95 %          0.95 %            0.95%
   Net investment income (loss)                       0.09 %            0.04 %         (0.09)%         (0.11)%            0.39%
Portfolio turnover                                     134 %             127 %           136%            115 %             148%

(1) Includes amounts distributed as income and redesignated for tax purposes
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.10%, 1.03%, 0.95%, 1.00%, and 0.87% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.35%, 1.27%, 1.20%, 1.25%, and 1.12% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(4) Computed using average shares outstanding.
(5) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE PORTFOLIO'S INVESTMENT OBJECTIVE?

A: The Portfolio seeks to generate a high level of current income and appreciation of capital consistent with prudent investment risk.

Q: HOW DID THE PORTFOLIO PERFORM OVER THE LAST FISCAL YEAR?

A: For the 12 months ended December 31, 2001, Class X shares returned 8.53% and Class Y shares returned 8.24%. The Lehman Aggregate Bond Index returned 8.44% for the same period.(1) All performance figures assume reinvestment of dividends and are net of fees.

      The Portfolio's exposure to high yield bonds was the primary performance driver in the fourth quarter. The Portfolio held a 10% allocation to the sector, which returned 5.8% for the period (vs. 0.1% for the Index). The Portfolio also benefited from exposure to emerging markets during the quarter and throughout the year. For the year, emerging markets lost 0.8%. However, excluding Argentina (which lost 66.9%), the sector returned an impressive 19.8% for the year. The Managed Bond Portfolio made the favorable choice of participating in emerging markets in 2001 (e.g., Bulgaria, Dominican Republic, and Panama) without holding Argentina.

Q: COULD YOU PROVIDE A BRIEF OVERVIEW OF THE MARKET ENVIRONMENT?

A: The year closed on a downbeat note, as most of the economic news released during the fourth quarter was negative. The final third-quarter GDP release identified a 1.3% contraction in the economy and the December ISM Index indicated that the manufacturing segment declined for the 17th consecutive month. The unemployment rate rose to 5.8% in December (compared with a year-ago rate of 4.0%), with the manufacturing sector shedding a total of 1.3 million jobs in 2001.

      A closer look, however, for those prone to optimism, reveals that the proverbial light at the end of the tunnel may just be coming into focus. The University of Michigan's Consumer Sentiment Survey demonstrated steadily improving consumer confidence in the fourth quarter. Low interest rates -- spurred by the Fed's aggressive monetary policy, and decelerating inflation driven by falling energy prices, reduced tax rates, and U.S. military victories in Afghanistan all seem to have the consumer looking up. Further, although the manufacturing segment continued to shrink, the rate of contraction slowed substantially as demand for new orders began to improve.

      The bond market struggled in the final quarter of the year. The Lehman Aggregate Bond Index returned just 0.1%, as price loss -- due to rising mid- and long-term rates -- erased most of the index's income return. Fixed-income investors with exposure to spread sectors did benefit, though, as credit-sensitive sectors outperformed. Credit spreads narrowed during the quarter as strengthening consumer sentiment and a rebounding stock market sparked hopes of an imminent economic recovery.

(1) THE LEHMAN AGGREGATE BOND INDEX MEASURES BROAD BOND MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR NEXT YEAR?

A: The year 2001 was a strong one for bonds, as the Lehman Aggregate Bond Index's return of 8.4% outpaced the S&P 500's -11.9% return by more than 20%. In fact, 2001 was the second straight year that bonds bested stocks, the first such occurrence since 1981/82.

      Our fixed-income market outlook for 2002 remains positive; despite grumblings by some of a looming bear market. The pessimists are not entirely without justification, as a 5.6% yield for Treasuries doesn't portend a strong year for high-quality bonds. Moreover, with underlying interest rates at historically low levels, the prognosis for further price gains from declining rates is unlikely.

      That said, however, we believe the outlook for the spread sectors of the fixed-income market is much rosier. We feel that spread sectors continue to offer excellent value with credit spreads at or near historical wides. The Fed has taken decisive action (11 rate cuts in 2001) to stimulate the economy, lowering the overnight borrowing rate to its lowest level in 40 years (1.75%). Additionally, the benign inflation environment makes it unlikely that the Fed will need to raise rates anytime soon, even if economic growth accelerates rapidly. Therefore, both consumers and businesses should continue to benefit from low interest rates for the foreseeable future.

      The effects of the Fed's monetary stimulus should begin to filter into the economy in 2002. We expect this will result in improving corporate profits, which, in turn, should lead to tightening spreads. Corporate issuance in 2002 is expected to be much lower than in 2001, which should also be a plus. Last, but not least, should interest rates remain relatively stable in 2002, we believe structured product with prepayment sensitivity (i.e., mortgage-backed securities, asset-backed securites, and collateralized mortgage-backed securities) will benefit from reduced volatility.

                                                                JANUARY 17, 2002

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

AVERAGE ANNUAL TOTAL RETURNS(1)                           PERIOD ENDING 12/31/01


                                                         1 YEAR      5 YEARS       10 YEARS
                                                         ------      -------       --------
        Class X Shares                                    8.53%        6.29%         7.47%
        Class Y Shares                                    8.24         6.03          7.20
        Lehman Brothers Aggregate Bond Index(3)           8.44         7.43          7.23

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) This chart illustrates returns on Class X shares for ten years. Returns on Class Y shares will vary due to differing inception dates and fees.

(3) The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market total return performance.

Performance data is based on the Portfolio's past performance as a pooled separate investment account of Phoenix Home Life Mutual Insurance Company prior to March 1, 1996 (inception of the portfolio). Performance relating to the separate account is adjusted to reflect the expense ratios of the Portfolio at inception. Returns indicate past performance which may not be indicative of future performance. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $5,000,000 PERIODS ENDING 12/31

                               [GRAPHICS OMITTED]

          EDGAR REPRESENTATIUON OF DATA POINTS USED IN PRINTED GRAPHIC

                           Managed Bond                Lehman Brothers
                       Portfolio Class X(2)         Aggregate Bond Index(3)
12/31/91                  $ 5,000,000.00               $ 5,000,000.00
12/31/92                    5,444,880.00                 5,370,020.00
12/31/93                    6,105,770.00                 5,893,640.00
12/30/94                    5,808,500.00                 5,721,760.00
12/29/95                    6,968,370.00                 6,779,070.00
12/31/96                    7,574,310.00                 7,025,170.00
12/31/97                    8,312,510.00                 7,703,290.00
12/31/98                    8,478,260.00                 8,372,460.00
12/31/99                    8,603,320.00                 8,303,380.00
12/29/00                    9,466,860.00                 9,268,750.00
12/31/01                   10,274,500.00                10,051,400.00

This chart assumes an initial gross investment of $5,000,000 made on 12/31/91 for Class X shares. The total return for Class X shares assumes reinvestment of dividends and capital gains. Class Y share performance will be greater or less than that shown based on differences in inception dates and fees.

SECTOR WEIGHTINGS            12/31/01

As a percentage of bond holdings

                               [GRAPHICS OMITTED]

          EDGAR REPRESENTATIUON OF DATA POINTS USED IN PRINTED GRAPHIC


       Non-Agency                           Agency                           Foreign                         Foreign
     Mortgage-Backed     Corporate      Mortgage-Backed     Municipal       Corporate    U.S. Government    Government        Other
            24               19               17               10               8               7               5              10

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

TEN LARGEST HOLDINGS AT DECEMBER 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)

 1. U.S. Treasury Notes 5%, 2/15/11                               3.9%
    U.S. GOVERNMENT SECURITY

 2. Fannie Mae 6.50%, 10/1/31                                     3.5%
    AGENCY MORTGAGE-BACKED SECURITY

 3. Fannie Mae 6%, 12/15/05                                       2.9%
    AGENCY MORTGAGE-BACKED SECURITY

 4. Pemex Project Funding Master Trust                            2.7%
    CORPORATE BOND

 5. Fannie Mae 6%, 6/1/29                                         2.6%
    AGENCY MORTGAGE-BACKED SECURITY

 6. Countrywide Home Loans                                        2.1%
    NON-AGENCY MORTGAGE-BACKED SECURITY

 7. Residential Accredit Loans, Inc. 99-QS14,A5                   2.0%
    NON-AGENCY MORTGAGE-BACKED SECURITY

 8. U.S. Treasury Notes 2.75%, 10/31/03                           2.0%
    U.S. GOVERNMENT SECURITY

 9. NationsLink Funding Corp. 99-2, A2C                           1.9%
    NON-AGENCY MORTGAGE-BACKED SECURITY

10. Fannie Mae 7%, 7/15/05                                        1.9%
    AGENCY NON-MORTGAGE-BACKED SECURITY

                        INVESTMENTS AT DECEMBER 31, 2001

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
U.S. GOVERNMENT SECURITIES--6.6%

U.S. TREASURY NOTES--6.6%
U.S. Treasury Notes 2.75%, 10/31/03 ....     Aaa      $2,710    $  2,704,179
U.S. Treasury Notes 4.625%, 5/15/06 ....     Aaa       1,037       1,051,461
U.S. Treasury Notes 5%, 2/15/11 ........     Aaa       5,390       5,373,577
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $9,087,195) ...........                           9,129,217
----------------------------------------------------------------------------
AGENCY MORTGAGE-BACKED SECURITIES--16.7%

Fannie Mae 6%, 12/15/05 ................     Aaa       3,800       3,996,958
Fannie Mae 6%, 5/1/29 ..................     Aaa       1,093       1,076,852
Fannie Mae 6%, 6/1/29 ..................     Aaa       3,628       3,573,291
Fannie Mae 6%, 11/1/29 .................     Aaa         922         907,921
Fannie Mae 7.50%, 10/1/30 ..............     Aaa         216         223,542

Fannie Mae 7%, 11/1/30 .................     Aaa       2,469       2,518,935
Fannie Mae 6.50%, 10/1/31 ..............     Aaa       4,791       4,792,255
Fannie Mae 6%, 12/1/31 .................     Aaa       1,415       1,385,511
Freddie Mac 6.65%, 6/15/23 .............     Aaa       2,050       2,129,458
GNMA 7%, 7/1/29 ........................     Aaa       1,542       1,577,311
GNMA 7%, 7/15/29 .......................     Aaa         753         770,208
----------------------------------------------------------------------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $22,144,679) ..........                          22,952,242
----------------------------------------------------------------------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
AGENCY NON-MORTGAGE-BACKED
SECURITIES--3.7%

Fannie Mae 7%, 7/15/05 .................     Aaa      $2,380    $  2,589,604
Fannie Mae 5%, 1/15/07 .................     Aaa       1,060       1,064,431
Fannie Mae 6%, 5/15/11 .................     Aaa       1,345       1,366,672
----------------------------------------------------------------------------
TOTAL AGENCY NON-MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $4,869,833) ...........                           5,020,707
----------------------------------------------------------------------------
MUNICIPAL BONDS--10.2%

CALIFORNIA--4.3%
Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.50%, 10/1/19      Aaa       1,000       1,030,480

Alameda Corridor Transportation Authority
Revenue Taxable Series C 6.60%, 10/1/29      Aaa         635         625,373

Fresno County Pension Obligation Revenue
Taxable 6.21%, 8/15/06 .................     Aaa       1,400       1,450,848

Long Beach Pension Obligation Revenue
Taxable 7.09%, 9/1/09 ..................     Aaa       1,475       1,580,876

Oakland Pension Obligation Revenue
Taxable Series A 6.98%, 12/15/09 .......     Aaa          49          52,290

Oakland Pension Obligation Taxable
Series A 6.95%, 12/15/08 ...............     Aaa          96         103,245

Ventura County Pension Obligation Taxable
6.54%, 11/1/05 .........................     Aaa       1,000       1,063,290
                                                                ------------
                                                                   5,906,402
                                                                ------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
COLORADO--1.5%
Denver City and County School District 01
Pension Taxable 6.76%, 12/15/07 ........     Aaa      $1,900    $  2,016,204

CONNECTICUT--1.4%
Mashantucket Western Pequot Tribe
Revenue Taxable Series A 6.91%, 9/1/12 .     Aaa       1,100       1,167,089

Mashantucket Western Pequot Tribe
Revenue Taxable Series A 144A 6.57%,
9/1/13(b) ..............................     Aaa         715         730,687
                                                                ------------
                                                                   1,897,776
                                                                ------------

FLORIDA--1.5%
Tampa Solid Waste System Revenue
Taxable Series A 6.43%, 10/1/08 ........     Aaa         930         957,268

University of Miami Exchangeable Revenue
Taxable Series A 7.40%, 4/1/11(d) ......     Aaa         210         220,443

University of Miami Exchangeable Revenue
Taxable Series A 7.65%, 4/1/20(d) ......     Aaa         825         853,339
                                                                ------------
                                                                   2,031,050
                                                                ------------
NEW JERSEY--0.4%
New Jersey Sports & Exposition Authority
State Contract Taxable Series B 7.375%,
3/1/13 .................................     Aaa         470         516,361

NEW YORK--0.3%
New York State Taxable Series D 6.75%,
6/15/09 ................................      A          400         413,876

PENNSYLVANIA--0.7%
Philadelphia Authority For Industrial
Development Pension Funding Retirement
Systems Revenue Taxable Series A
5.79%, 4/15/09 .........................     Aaa       1,000         992,710

TEXAS--0.2%
Dallas-Fort Worth International Airport
Facilities improvement Revenue Taxable
6.45%, 11/1/08 .........................     Aaa         200         206,152
----------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(IDENTIFIED COST $13,301,102) ..........                          13,980,531
----------------------------------------------------------------------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
ASSET-BACKED SECURITIES--4.4%

Detroit Edison Securitization Funding LLC
01-1, A3 5.88%, 3/1/10 .................     Aaa      $1,205    $  1,232,489

Green Tree Financial Corp. 97-5, M1
6.95%, 5/15/29 .........................      Aa         720         691,200

MBNA Master Credit Card Trust 98-J, A
5.25%, 2/15/06 .........................     Aaa       1,355       1,395,853

Prudential Holdings LLC Series FSA 144A
7.245%, 12/25/23(b) ....................    AAA(c)     1,030       1,049,158

Seneca Funding I Ltd. 1A, A 4.844%,
5/31/29(d) .............................      Aa       2,000       1,740,000
----------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(IDENTIFIED COST $5,815,334) ...........                           6,108,700
----------------------------------------------------------------------------

CORPORATE BONDS--18.8%

AIRLINES--2.1%
America West Airlines 00-G 8.057%,
7/2/20 .................................     Aaa         573         589,600

American Airlines, Inc. 01-2, A-2 144A
7.858%, 10/1/11(b) .....................      A        1,190       1,192,832

Northwest Airlines Corp.00-1 G 8.072%,
10/1/19 ................................     Aaa       1,047       1,078,334
                                                                ------------
                                                                   2,860,766
                                                                ------------
ALUMINUM--0.1%
Centuary Aluminum Co. 144A 11.75%,
4/15/08(b) .............................      Ba         130         135,200

BROADCASTING (TELEVISION, RADIO & CABLE)--0.9%
Adelphia Communications Corp. 10.875%,
10/1/10 ................................      B          600         612,000

Charter Communications Holdings LLC
10%, 4/1/09 ............................      B          620         639,375
                                                                ------------
                                                                   1,251,375
                                                                ------------
CHEMICALS--0.8%
Airgas, Inc. 9.125%, 10/1/11 ...........      Ba         690         731,400
IMC Global, Inc. 6.50%, 8/1/03 .........      Ba         365         357,735
                                                                ------------
                                                                   1,089,135
                                                                ------------

                        See Notes to Financial Statements
14

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
CHEMICALS (SPECIALTY)--0.2%
Equistar Chemicals 8.50%, 2/15/04 ......      Ba      $  240    $    239,400

COMMUNICATIONS EQUIPMENT--0.3%
Spectrasite Holdings, Inc. Series B 0%,
3/15/10(d) .............................      B        1,745         418,800

CONSUMER FINANCE--0.9%
Conseco Finance Corp. Series MTNA
6.50%, 9/26/02 .........................      B          785         600,525

Ford Motor Credit Corp. 7.25%, 10/25/11       A          705         686,054
                                                                ------------
                                                                   1,286,579
                                                                ------------
DISTRIBUTORS (FOOD & HEALTH)--0.7%
AmerisourceBergen Corp. 8.125%, 9/1/08 .      Ba         285         293,550
Fleming Companies, Inc. 10.625%, 7/31/07      B          390         374,400

Fleming Cos., Inc. 144A 10.625%,
7/31/07(b) .............................      B          305         292,800
                                                                ------------
                                                                     960,750
                                                                ------------
ENGINEERING & CONSTRUCTION--0.5%
Encompass Services Corp. 10.50%, 5/1/09       B          110          74,800

Encompass Services Corp. 144A 10.50%,
5/1/09(b) ..............................      B          820         557,600
                                                                ------------
                                                                     632,400
                                                                ------------
FINANCIAL (DIVERSIFIED)--3.7%
General Motors Acceptance Corp. 6.875%,
9/15/11 ................................      A        1,375       1,346,894

Pemex Project Funding Master Trust RegS
9.125%, 10/13/10 .......................     Baa       3,550       3,763,000
                                                                ------------
                                                                   5,109,894
                                                                ------------
FOODS--0.2%
Land O Lakes, Inc. 144A 8.75%,
11/15/11(b) ............................      Ba         275         266,750

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.1%
Harrahs Operating Co, Inc. 7.50%,
   1/15/09 .............................                 725         718,787

MGM Mirage, Inc. 8.50%, 9/15/10 ........     Baa         755         750,689

Mohegan Tribal Gaming Authority 8.125%,
1/1/06 .................................      Ba         100         103,250
                                                                ------------
                                                                   1,572,726
                                                                ------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
HEALTH CARE (GENERIC AND OTHER)--0.4%
ICN Pharmaceutical, Inc. 144A 8.75%,
11/15/08(b) ............................      Ba      $  505    $    565,600

HEALTH CARE (SPECIALIZED SERVICES)--0.7%
HEALTHSOUTH Corp. 10.75%, 10/1/08 ......      Ba         700         773,500

Insight Health Services, Inc. 144A
9.875%, 11/1/11(b) .....................      B          150         156,000
                                                                ------------
                                                                     929,500
                                                                ------------

INSURANCE (PROPERTY-CASUALTY)--0.4%
HSB Capital I 3.34%, 7/15/27(d) ........    AA(c)        550         503,625

IRON & STEEL--0.5%
Allegheny Technologies 144A 8.375%,
12/15/11(b) ............................     Baa         700         685,929

MACHINERY (DIVERSIFIED)--0.6%
Terex Corp. 10.375%, 4/1/11 ............      B          750         783,750

MANUFACTURING (DIVERSIFIED)--0.2%
Dresser, Inc. 9.375%, 4/15/11 ..........      B          310         317,750

OIL & GAS (EXPLORATION & PRODUCTION)--0 7%
Chesapeake Energy Corp. 144A 8.375%,
11/1/08(b) .............................      B          515         511,137

Hanover Equipment Trust 01-A, 144A
8.50%, 9/1/08(b) .......................      Ba         380         397,100
                                                                ------------
                                                                     908,237
                                                                ------------
POWER PRODUCERS (INDEPENDENT)--0.7%
AES Corp. 9.375%, 9/15/10 ..............      Ba         365         330,325
Calpone Corp. 8.50%, 2/15/11 ...........     Baa         720         656,173
                                                                ------------
                                                                     986,498
                                                                ------------
PUBLISHING--0.2%
Primedia, Inc. 8.875%, 5/15/11 .........      B          300         270,000

PUBLISHING (NEWSPAPERS)--0.1%
Belo Corp. 8%, 11/1/08 .................     Baa         185         188,948

SERVICES (COMMERCIAL & CONSUMER)--0.3%
Service Corp. Intl. 6%, 12/15/05 .......      B          440         385,000

TELECOMMUNICATIONS (LONG DISTANCE)--1.0%
AT&T Corp. 144A 7.30%, 11/15/11(b) .....      A          370         379,037

Global Crossing Holdings Ltd. 8.70%,
8/1/07 .................................      Ca       1,360         129,200

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
NTL Communications Corp. Series B
11.50%, 10/1/08 ........................      B       $  190    $     67,450

NTL, Inc. Series B 11.50%, 2/1/06 ......      B          325         115,375

WorldCom, Inc. - WorldCom Group
7.50%, 5/15/11 .........................      A          630         648,065
                                                                ------------
                                                                   1,339,127
                                                                ------------
TELEPHONE--0.5%
Qwest Capital Funding 7.25%, 2/15/11 ...     Baa         720         701,620

TEXTILES (APPAREL)--0.3%
Collins & Aikman Products 144A 11.50%,
4/15/06(b) .............................      B          395         387,100

TEXTILES (HOME FURNISHINGS)--0.3%
Collins & Aikman Products 144A 10.75%,
12/31/11(b) ............................      B          355         358,550

WASTE MANAGEMENT--0.4%
Allied Waste Industries 7.40%, 9/15/35 .      Ba         770         616,000
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(IDENTIFIED COST $25,952,006) ..........                          25,751,009
----------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED
SECURITIES--23.8%

CMSI 01-1, A8 6.75%, 2/25/31 ...........     Aaa       1,180       1,197,147

Commercial Mortgage Acceptance Corp. ...
99-C1, A2 7.03%, 5/15/09 ...............     Aaa       1,050       1,107,465

Commercial Mortgage Asset Trust 99-C1,
D 7.35%, 10/17/13 ......................     Baa       2,400       2,375,781

Commercial Resecuritization Trust
01-ABC2, A1 7.17%, 2/21/13 .............     Aaa       1,280       1,306,800

Countrywide Asset-Backed Certificates
99-3, AF5 7.73%, 9/25/27 ...............     Aaa       1,625       1,707,709

Countrywide Home Loans 6.75%, 9/25/31 ..     Aaa       2,940       2,928,056

CS First Boston Mortgage Securities Corp.
97-SPCE, C 7.077%, 2/20/07 .............    AA(c)      1,450       1,464,500

CS First Boston Mortgage Securities Corp.
99-C1, A2 7.29%, 9/15/09 ...............     Aaa       1,115       1,182,039

CS First Boston Mortgage Securities Corp.
01-CK1 A2 6.25%, 10/18/09 ..............     Aaa         725         731,058

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
First Horizon Asset Securities, Inc. 01-5 A3
6.75%, 7/25/31 .........................     Aaa      $1,225    $  1,225,000

GMAC 6.30%, 5/15/33 ....................    AA(c)      1,000       1,002,031

JP Morgan Chase Commercial Mortgage
Securities Corp. 01-CIBC, A3 6.26%,
4/15/33 ................................    AAA(c)     1,700       1,723,906

LB Commercial Conduit Mortgage Trust
99-C2, A2 7.325%, 9/15/09 ..............     Aaa       1,670       1,774,378

NationsLink Funding Corp. 99-2, A2C
7.229%, 6/20/31 ........................    AAA(c)     2,500       2,661,719

New Century Home Equity Loan Trust
7.22%, 11/25/27 ........................     Aaa         975       1,011,092

Norwest Asset Securities Corp. 99-10, B2
6.25%, 12/25/28 ........................     Aaa       1,054       1,064,883

Norwest Asset Securities Corp. 99-5, B2
6.25%, 12/25/28 ........................     A(c)      1,573       1,591,636

PNC Mortgage Acceptance Corp. ..........
00-C2, A2 7.30%, 9/12/10 ...............     Aaa         320         341,768

Residential Accredit Loans, Inc. .......
99-QS14, A5 7.75%, 11/25/29 ............     Aaa       2,622       2,730,977

Residential Funding Mortgage Securities I
93-S25, M3 6.50%, 7/25/08 ..............    AAA(c)       357         362,527

Residential Funding Mortgage Securities I
98-S2, A4 7%, 1/25/28 ..................    AAA(c)       370         378,367

Ryland Mortgage Securities Corp. III
92-A, 1A 8.254%, 3/29/30(d) ............    AAA(c)       134         133,447

Structured Asset Securities Corp. ......
00-C2, L 3.683%, 3/20/03(d) ............     BB+         892         883,252

Vanderbilt Mortgage Finance 99-C, 1A3
7.385%, 11/7/20 ........................     Aaa         850         889,147

Wells Fargo Mortgage Backed Securities
Trust 00-10, B3 7%, 11/25/30 ...........    BBB(c)       434         426,690

Wells Fargo Mortgage Backed Securities
Trust 00-8, B3 7%, 9/25/30 .............    BBB(d)       581         555,045
----------------------------------------------------------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
(IDENTIFIED COST $31,415,874) ..........                          32,756,420
----------------------------------------------------------------------------

                       See Notes to Financial Statements
16

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
FOREIGN GOVERNMENT SECURITIES--5.2%

BRAZIL--0.8%
Federal Republic of Brazil 11%, 8/17/40      B        $1,355    $  1,046,737

BULGARIA--1.6%
Republic of Bulgaria IAB PDI 4.563%,
7/28/11 ................................      B        2,569       2,260,764

DOMINICAN REPUBLIC--1.0%
Dominican Republic 144A 9.50%,
9/27/06(b) .............................      Ba       1,390       1,424,750

PANAMA--1.0%
Republic of Panama 8.875%, 9/30/27 .....      Ba       1,530       1,415,250

POLAND--0.8%
Republic of Poland Bearer PDIP 6%,
   10/27/14 ............................     Baa       1,069       1,063,186
----------------------------------------------------------------------------
TOTAL FOREIGN GOVERNMENT SECURITIES
(IDENTIFIED COST $6,978,934) ...........                           7,210,687
----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS--7.9%

BAHAMAS--0.5%
Sun International Hotels 9%, 3/15/07 ...      B          725         703,250

BERMUDA--0.0%
Global Crossing Holdings Ltd. 9.125%,
11/15/06 ...............................      Ca         405          48,600

CANADA--0.5%
Microcell Telecommunications, Inc. Series B
14%, 6/1/06(d) .........................     Caa         765         657,900

CAYMAN ISLANDS--1.0%
Petrobras International Finance 144A
9.75%, 7/6/11(b) .......................     Baa       1,390       1,376,100

CHILE--1.3%
Empresa Nacional de Electricidad SA
Series B 8.50%, 4/1/09 .................     Baa         175         179,319

HQI Transelectric SA 7.875%, 4/15/11 ...     Baa         525         531,022

Petropower I Funding Trust 144A 7.36%,
2/15/14(b) .............................     BBB       1,206       1,113,670
                                                                ------------
                                                                   1,824,011
                                                                ------------

                                           MOODY'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
MEXICO--1.9%
Grupo Industrial Durango 12.625%, 8/1/03     B        $1,060    $  1,065,300

Grupo Transportacion Ferroviaria Mexicana
SA de CV 0%, 6/15/09(d) ................      B          740         653,050

Pemex Finance Ltd. 9.69%, 8/15/09(d) ...     Baa         770         872,402
                                                                ------------
                                                                   2,590,752
                                                                ------------
NETHERLANDS--1.0%
Koninklijke KPN NV 8%, 10/1/10(d) ......     Baa         415         420,582
PTC International Finance BV 0%, 7/1/07       B          975         875,062
                                                                ------------
                                                                   1,295,644
                                                                ------------
POLAND--0.4%
TPSA Finance BV 144A 7.75%, 12/10/08(b)      Baa         610         616,746

VENEZUELA--1.3%
PDVSA Finance Ltd. 9.375%, 11/15/07 ....     Baa         140         144,281
PDVSA Finance Ltd. 8.50%, 11/16/12 .....     BAA1      1,350       1,228,500
PDVSA Finance Ltd. 99-I 9.75%, 2/15/10 .     Baa         355         361,834
                                                                ------------
                                                                   1,734,615
                                                                ------------
----------------------------------------------------------------------------
TOTAL FOREIGN CORPORATE BONDS
(IDENTIFIED COST $11,298,428) ..........                          10,847,618
----------------------------------------------------------------------------

                                                      SHARES
                                                      ------
PREFERRED STOCK--0.5%

AGENCY NON MORTGAGE-BACKED SECURITIES--0.5%
Home Ownership Funding 2, Step-down Pfd. 144A
13.338%(b) .....................................         900         627,863
----------------------------------------------------------------------------
TOTAL PREFERRED STOCK
(IDENTIFIED COST $639,269)                                           627,863
----------------------------------------------------------------------------

COMMON STOCKS--0.0%

PAPER & FOREST PRODUCTS--0.0%
Northampton Pulp LLC(e)(f) .....................       1,955           3,910

TELECOMMUNICATIONS (LONG DISTANCE)--0.0%
AT&T Latin America Corp. Class A ...............      17,625          20,797
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $156,085)                                            24,707
----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.7%
(IDENTIFIED COST $131,658,739)                                   134,409,701
----------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                                          STANDARD
                                          & POOR'S     PAR
                                           RATING     VALUE
                                         (Unaudited)  (000)         VALUE
                                         -----------  -----     ------------
SHORT-TERM OBLIGATIONS--1.0%

COMMERCIAL PAPER--1.0%
Govco, Inc. 1.75%, 1/2/02 ..............     A-1+     $1,055    $  1,054,949

Lexington Parker Capital Co. LLC 2.20%,
1/7/02 .................................     A-1         250         249,908
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,304,857) ...............................       1,304,857
----------------------------------------------------------------------------
TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $132,963,596) .............................     135,714,558(a)

Other assets and liabilities, net--1.2% ....................       1,709,202
                                                                ------------
NET ASSETS--100.0% .........................................    $137,423,760
                                                                ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,590,696 and gross depreciation of $2,476,302 for federal income tax purposes. At December 31, 2001, the aggregate cost of securities for federal income tax purposes was $133,600,164.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, these securities amounted to a value of $12,824,609 or 9.3% of net assets.
(c) As rated by Standard & Poors or Fitch.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Illiquid. At December 31, 2001, this security amounted to a value of $3,910 or 0.003% of net assets.
(f) Security valued at fair market value as determined in good faith by or under the direction of the Trustees. At December 31, 2001, this security, which is included in illiquid securities above, amounted to $3,910 or 0.003% of net assets.

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 2001

ASSETS
Investment securities at value
   (Identified cost $132,963,596)                     $135,714,558
Receivables
   Interest and dividends                                1,834,476
   Investment securities sold                               21,698
   Other receivables                                           165
Prepaid expenses                                             1,039
                                                      ------------
     Total assets                                      137,571,936
                                                      ------------
LIABILITIES
Cash Overdraft                                               8,956
Payables
   Investment advisory fee                                  53,524
   Financial agent fee                                      12,493
   Transfer agent fee                                        7,807
   Trustees' fee                                             6,075
   Distribution fee                                          1,604
Accrued expenses                                            57,717
                                                      ------------
     Total liabilities                                     148,176
                                                      ------------
NET ASSETS                                            $137,423,760
                                                      ============
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest      $143,161,927
Undistributed net investment income                        146,273
Accumulated net realized loss                           (8,635,402)
Net unrealized appreciation                              2,750,962
                                                      ------------
NET ASSETS                                            $137,423,760
                                                      ============

CLASS X
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
  (Net Assets $129,800,434)                              4,209,285
Net asset value and offering price per share                $30.84

CLASS Y
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
  (Net Assets $7,623,326)                                  247,168
Net asset value and offering price per share                $30.84


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2001

INVESTMENT INCOME
Interest                                                       $ 9,911,561
Dividends                                                           99,110
                                                               -----------
     Total investment income                                    10,010,671
                                                               -----------
EXPENSES
Investment advisory fee                                            595,437
Distribution fee, Class Y                                           18,217
Financial agent fee                                                144,526
Transfer agent                                                      39,999
Professional                                                        36,377
Custodian                                                           33,714
Trustees                                                            18,208
Registration                                                        17,678
Printing                                                            13,000
Miscellaneous                                                       17,597
                                                               -----------
     Total expenses                                                934,753
     Less expenses borne by investment adviser                    (188,522)
     Custodian fees paid indirectly                                   (351)
                                                               -----------
     Net expenses                                                  745,880
                                                               -----------
NET INVESTMENT INCOME                                            9,264,791
                                                               -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Net realized gain on securities                                     52,977
Net change in unrealized appreciation
  (depreciation) on investments                                  1,425,217
                                                               -----------
NET GAIN ON INVESTMENTS                                          1,478,194
                                                               -----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $10,742,985
                                                               ===========

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                     Year Ended          Year Ended
                                                                                      12/31/01            12/31/00
                                                                                    ------------        ------------
FROM OPERATIONS
   Net investment income (loss)                                                     $  9,264,791        $  8,431,903
   Net realized gain (loss)                                                               52,977          (1,203,350)
   Net change in unrealized appreciation (depreciation)                                1,425,217           3,744,696
                                                                                    ------------        ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        10,742,985          10,973,249
                                                                                    ------------        ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class X                                                     (8,669,809)         (7,891,559)
   Net investment income, Class Y                                                       (503,118)           (432,381)
   Return of capital, Class X                                                                 --            (121,616)
   Return of capital, Class Y                                                                 --              (6,663)
                                                                                    ------------        ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          (9,172,927)         (8,452,219)
                                                                                    ------------        ------------
FROM SHARE TRANSACTIONS
CLASS X
   Proceeds from sales of shares (473,305 and 916,685 shares, respectively)           14,607,839          27,850,092
   Net asset value of shares issued from reinvestment of
     distributions (237,609 and 214,085 shares, respectively)                          7,314,109           6,418,714
   Cost of shares repurchased (444,835 and 535,538 shares, respectively)             (14,019,156)        (16,316,453)
                                                                                    ------------        ------------
Total                                                                                  7,902,792          17,952,353
                                                                                    ------------        ------------
CLASS Y
   Proceeds from sales of shares (60,560 and 32,124 shares, respectively)              1,914,573             972,662
   Net asset value of shares issued from reinvestment of distributions
     (16,339 and 14,671 shares, respectively)                                            503,115             439,041
   Cost of shares repurchased (35,337 and 71,527 shares, respectively)                (1,120,858)         (2,158,576)
                                                                                    ------------        ------------
Total                                                                                  1,296,830            (746,873)
                                                                                    ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                       9,199,622          17,205,480
                                                                                    ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              10,769,680          19,726,510

NET ASSETS
   Beginning of period                                                               126,654,080         106,927,570
                                                                                    ------------        ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)
     OF $146,273 AND $107,313, RESPECTIVELY]                                        $137,423,760        $126,654,080
                                                                                    ============        ============

                        See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MANAGED BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                        CLASS X
                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------------------
                                                  2001(5)             2000               1999             1998              1997
Net asset value, beginning of period              $30.53             $29.88             $31.47           $33.17            $33.98
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     2.22(3)            2.28(3)            2.01             2.26(3)           2.37(3)
   Net realized and unrealized gain (loss)          0.34               0.63              (1.57)           (1.58)             0.85
                                                  ------             ------             ------           ------            ------
     TOTAL FROM INVESTMENT OPERATIONS               2.56               2.91               0.44             0.68              3.22
                                                  ------             ------             ------           ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (2.25)             (2.23)             (2.00)           (2.09)            (2.42)
   Dividends from net realized gains                  --                 --              (0.03)           (0.29)            (1.61)
   Return of capital                                  --              (0.03)                --               --                --
                                                  ------             ------             ------           ------            ------
     TOTAL DISTRIBUTIONS                           (2.25)             (2.26)             (2.03)           (2.38)            (4.03)
                                                  ------             ------             ------           ------            ------
Change in net asset value                           0.31               0.65              (1.59)           (1.70)            (0.81)
                                                  ------             ------             ------           ------            ------
NET ASSET VALUE, END OF PERIOD                    $30.84             $30.53             $29.88           $31.47            $33.17
                                                  ======             ======             ======           ======            ======
Total return                                        8.53%             10.04%              1.47%            1.99%             9.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $129,800           $120,376           $100,044         $113,273           $72,747
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(1)                            0.55%(4)           0.55%              0.55%            0.55%             0.55%
   Net investment income                            7.02%              7.53%              6.54%            6.89%             6.92%
Portfolio turnover                                    99%                87%               142%             105%              176%


                                                                                       CLASS Y
                                                  ----------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31
                                                  ----------------------------------------------------------------------------------
                                                  2001(5)             2000               1999             1998              1997
Net asset value, beginning of period              $30.54             $29.89             $31.47           $33.18            $33.97
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                     2.14(3)            2.20(3)            1.96             2.18(3)           2.27(3)
   Net realized and unrealized gain (loss)          0.33               0.63              (1.59)           (1.59)             0.88
                                                  ------             ------             ------           ------            ------
     TOTAL FROM INVESTMENT OPERATIONS               2.47               2.83               0.37             0.59              3.15
                                                  ------             ------             ------           ------            ------
LESS DISTRIBUTIONS
   Dividends from net investment income            (2.17)             (2.15)             (1.92)           (2.02)            (2.33)
   Dividends from net realized gains                  --                 --                 --               --             (1.43)
   In excess of net realized gains                    --                 --              (0.03)           (0.15)            (0.18)
   In excess of accumulated net realized gains        --                 --                 --            (0.13)               --
   Return of capital                                  --              (0.03)                --               --                --
                                                  ------             ------             ------           ------            ------
     TOTAL DISTRIBUTIONS                           (2.17)             (2.18)             (1.95)           (2.30)            (3.94)
                                                  ------             ------             ------           ------            ------
Change in net asset value                           0.30               0.65              (1.58)           (1.71)            (0.79)
                                                  ------             ------             ------           ------            ------
NET ASSET VALUE, END OF PERIOD                    $30.84             $30.54             $29.89           $31.47            $33.18
                                                  ======             ======             ======           ======            ======
Total return                                        8.24%              9.75%              1.26%            1.72%             9.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)             $7,623             $6,278             $6,884           $7,491            $6,725
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(2)                            0.80%(4)           0.80%              0.80%            0.80%             0.80%
   Net investment income                            6.77%              7.28%              6.29%            6.63%             6.65%
Portfolio turnover                                    99%                87%               142%             105%              176%

(1) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.69%, 0.74%, 0.74%, 0.77%, and 0.77% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(2) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.94%, 0.99%, 0.99%, 1.02%, and 1.02% for the periods ended December 31, 2001,
    2000, 1999, 1998, and 1997, respectively.
(3) Computed using average shares outstanding.
(4) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(5) As required, effective January 1, 2001, the Fund has adopted the provisions of AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and including paydown gains and losses in interest income. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.02, decrease net realized and unrealized gains and losses per share by $0.02, and increase the ratio of net investment income to average net assets from 6.95% to 7.02% and from 6.71% to 6.77% for class X and class Y, respectively. Per share ratios and supplemental data for prior periods have not been restated to reflect this change.

                       See Notes to Financial Statements

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Duff & Phelps Institutional Mutual Funds (the "Fund") is organized as a Delaware business trust, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Two Portfolios are offered for sale: Growth Stock Portfolio and Managed Bond Portfolio.

   Each Portfolio has distinct investment objectives. The Growth Stock Portfolio seeks long-term appreciation of capital. The Managed Bond Portfolio seeks to generate a high level of current income and capital appreciation.

   Each Portfolio offers both Class X and Class Y shares. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class Y bears distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Portfolio are borne pro rata by the holders of both classes of shares, except that Class X bears no distribution expenses.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

   Certain securities held by Managed Bond Portfolio were valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold. At December 31, 2001, the total value of securities for which prices were provided by market makers represented approximately 5% of net assets.

   Effective January 1, 2001, the Fund adopted the revised AlCPA Audit and Accounting Guide, Audits of Investment Companies, and began to amortize premium on fixed income securities and classify gains and losses on mortgage- and asset-backed securities previously included in realized gains and losses, as a component of interest income. The cumulative effect of the accounting changes had no impact on total net assets of the Fund or the Fund's net asset value, but resulted in a $47,244 reduction in cost of securities, $47,244 increase in net unrealized appreciation (depreciation) and a corresponding $47,244 decrease in undistributed net investment income, based on securities held by the Managed Bond Portfolio on December 31, 2000.

   The effect of this change for the year ended December 31, 2001 on Managed Bond Portfolio was to increase net investment income by $32,723, increase net unrealized appreciation (depreciation) by $42,419 and decrease net realized gains (losses)by $75,142. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change.

C. INCOME TAXES:

   Each of the Portfolios is treated as a separate taxable entity. It is the policy of each Portfolio in the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Portfolio intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions are recorded by each Portfolio on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, non-deductible expenses, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Certain distribution amounts have been reclassified to conform to the current year presentation.

E. FOREIGN CURRENCY TRANSLATION:

   Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency.

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

   Each of the Portfolios may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Portfolio as an unrealized gain (or loss). When the contract is closed or offset, the Portfolio records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At December 31, 2001, the Portfolios had no forward currency contracts.

G. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Portfolio may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to a Portfolio is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments. At December 31, 2001, the Portfolios had no futures contracts.

H. OPTIONS:

   Each Portfolio may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   Each Portfolio will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   Each Portfolio may purchase options which are included in the Portfolio's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At December 31, 2001, the Portfolios had no options.

I. EXPENSES:

   Expenses incurred by the Fund with respect to any two or more Portfolios are allocated in proportion to the net assets of each Portfolio, except where allocation of direct expense to each Portfolio or an alternative allocation method can be more fairly made.

J. WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS:

   Each Portfolio may engage in when-issued or delayed-delivery transactions. The Portfolios record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis begin earning interest on the settlement date.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   The Adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC"). PIC is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). As compensation for its services to the Fund, the Adviser is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Portfolio:

                                              1st $1      $1+
Portfolio                                    Billion    Billion
---------                                    -------    -------
Growth Stock Portfolio ..................     0.60%     0.55%
Managed Bond Portfolio ..................     0.45%     0.40%

   The Adviser has voluntarily agreed to assume total fund operating expenses of each Portfolio, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses until the dates indicated below, to the extent that such expenses exceed the following percentages of average annual net assets:

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

                                  Class X    Class Y          Dates
                                  -------    -------      --------------
Growth Stock Portfolio .........    0.70%      0.95%      April 30, 2002
Managed Bond Portfolio .........    0.55%      0.80%      April 30, 2002

   Seneca Capital Management LLC ("Seneca") is the subadviser to the Growth Stock Portfolio. For its services, Seneca is paid a fee by PIC ranging from 0.10% to 0.275% of the average daily net assets of the Growth Stock Portfolio. A majority of the equity interests of Seneca are owned by Phoenix Investment Partners Ltd. ("PXP"), an indirect wholly-owned subsidiary of PNX.

   Phoenix Equity Planning Corporation ("PEPCO"), an indirect, wholly-owned subsidiary of PNX, serves as the national distributor of the Fund's shares. Each Portfolio pays PEPCO a distribution fee at an annual rate of 0.25% for Class Y shares applied to the average daily net assets of that class. The Distributor has advised the Portfolio that of the total amount expensed for the year ended December 31, 2001, $883 was retained by the Distributor, $932 was paid out to unaffiliated participants, and $52,001 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.

   As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of the subagent's performance. For the year ended December 31, 2001, financial agent fees were $215,002 of which PEPCO received $72,000. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended December 31, 2001, transfer agent fees were $78,718 of which PEPCO retained $17.

   For the year ended December 31, 2001, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PNX, brokerage commissions of $2,884 in connection with portfolio transactions effected by it.

   At December 31, 2001, Phoenix Life Insurance Company and affiliates held Portfolio shares which aggregated the following:

                                                       Aggregate
                                                       Net Asset
                                           Shares        Value
                                           -------     ---------
Growth Stock Portfolio, Class X .........      8       $    171
Growth Stock Portfolio, Class Y .........  8,393        178,603
Managed Bond Portfolio, Class X .........      5            154
Managed Bond Portfolio, Class Y .........  4,692        144,701

3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities during the year ended
December 31, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                   Purchases         Sales
                                  -----------     -----------
Growth Stock Portfolio .........  $54,773,157     $64,162,687
Managed Bond Portfolio .........   83,073,452      82,020,035

   Purchases and sales of U.S. Government and agency securities during the year ended December 31, 2001, aggregated the following:


                                   Purchases         Sales
                                  -----------     -----------
Managed Bond Portfolio ........   $52,490,956     $44,735,675

4. CREDIT RISK AND CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market price of these investments and the income they generate, as well as a Portfolio's ability to repatriate such amounts.

   High yield-high risk securities typically entail greater price volatility and principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the subadviser to accurately predict risk.

  Certain portfolios invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to the portfolio, positive or negative, than if the portfolio did not concentrate its investments in such sectors.

5. OTHER

   As of December 31, 2001, the Portfolios had shareholders who each individually owned more than 10% of shares outstanding, none of whom are affiliated with PNX or PXP as follows. In addition, affiliate holdings are presented in the table located within Note 2.

                                   Number of     % of Total
                                 Shareholders    Net Assets
                                 ------------    ----------
Growth Stock Portfolio .........       2            42%
Managed Bond Portfolio .........       1            29%

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2001 (CONTINUED)

6. FEDERAL INCOME TAX INFORMATION

   The Fund has capital loss carryovers, which may be used to offset future capital gains, as follows:

                               Expiration Year
                  ---------------------------------------
                    2007            2008          2009            Total
                  -------        ---------     ----------      ----------
Growth Stock
   Portfolio ...  $       --       $       --     $8,335,855      $8,335,855
Managed Bond
   Portfolio ...   5,672,317        2,194,743             --       7,867,060

   For the year ended December 31, 2001, the Managed Bond Portfolio utilized $801,196 prior year deferred capital loss carryovers against 2001 capital gains.

   Under current tax law, foreign currency and capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2001, the Fund deferred post-October capital losses as follows:

Growth Stock Portfolio .......................   $368,426
Managed Bond Portfolio .......................    706,980

   As of December 31, 2001, the components of distributable earnings on a tax basis (excluding unrealized appreciation/(depreciation) which is disclosed in the respective schedule of investments)were as follows:

                                   Undistributable    Undistributable
                                       Ordinary         Long-Term
                                        Income        Capital Gains
                                   ---------------    ---------------
Growth Stock Portfolio ..........       $ 29,224          $  --
Managed Bond Portfolio ..........        146,273             --

   The differences between the book basis and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distrubtions reported in the statement of changes in net assets are reported as ordinary income for federal tax purposes.

7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2001, the Portfolios recorded the following permanent reclassifications which arose primarily from nondeductible current net operating losses, premium amortization and non-taxable dividends. The reclassifications have no impact on the net assets or net asset value of the Portfolios. The following Portfolios recorded reclassifications to increase (decrease) the accounts listed below:


                           Undistributed         Accumulated       Capital paid in
                           net investment        net realized         on shares
                            income (loss)         gain (loss)     beneficial interest
                           --------------        ------------    --------------------
Growth Stock Portfolio        $(89,986)           $     --              $89,986
Managed Bond Portfolio          (5,660)            (20,123)              25,783

                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended December 31, 2001, the follow ing Portfolio designated long-term capital gain dividends as follows:

Growth Stock Portfolio ...................  $644,766

   This report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus which includes information concerning the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[GRAPHICS OMITTED]

PRICEWATERHOUSECOOPERS

To the Board of Trustees and Shareholders of Phoenix-Duff & Phelps Institutional Mutual Funds

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth Stock Portfolio and Managed Bond Portfolio (constituting the Phoenix-Duff & Phelps Institutional Mutual Funds, hereafter referred to as the "Fund") at December 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ Pricewaterhouse LLP

Boston, Massachusetts
February 8, 2002

FUND MANAGEMENT

   Information pertaining to the Trustees and officers* of the Trust is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

     The address of each individual, unless otherwise noted, is 56 Prospect Street, Hartford, CT 06115-0480. There is no stated term of office for Trustees of the trust.


                                                         DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND            LENGTH OF   OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS               TIME SERVED    TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Robert Chesek (67)           Served since      31          Currently retired.
                               1996.
------------------------------------------------------------------------------------------------------------------------------------
  E. Virgil Conway (72)        Served since      33          Chairman, Rittenhouse Advisors, LLC (consulting firm) since
  Rittenhouse Advisors, LLC    1996.                         2001. Trustee/ Director, Consolidated Edison Company of New
  101 Park Avenue                                            York, Inc. (1970-present), Pace University (1978-present),
  New York, NY 10178                                         Urstadt Biddle Property Corp. (1989-present), Greater New York
                                                             Councils, Boy Scouts of America (1985-present), Union Pacific
                                                             Corp. (1978-present), BlackRock Freddie Mac Mortgage Securities
                                                             Fund (Advisory Director) (1990-present), Centennial Insurance
                                                             Company (1974-present), Josiah Macy, Jr., Foundation
                                                             (1975-present), The Harlem Youth Development Foundation
                                                             (1998-present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                             present), Realty Foundation of New York (1972-present), New York
                                                             Housing Partnership Development Corp. (Chairman) (1981-present)
                                                             and Academy of Political Science (Vice Chairman) (1985 to
                                                             present). Chairman, Metropolitan Transportation Authority
                                                             (1992-2001). Director, Atlantic Mutual Insurance Company
                                                             (1974-2002).
------------------------------------------------------------------------------------------------------------------------------------
  William Crawford (73)        Served since      7           Currently retired.
  3003 Gulf Shore Blvd., #401  1996.
  Naples, FL 34103
------------------------------------------------------------------------------------------------------------------------------------
  Harry Dalzell-Payne (72)     Served since      33          Currently retired.
  The Flat,                    1996.
  Elmore Court Elmore,
  GL05, GL2 3NT U.K.
------------------------------------------------------------------------------------------------------------------------------------
  William N. Georgeson (74)    Served since      7           Currently retired. Director, Concordia University Foundation
  575 Glenwood Road            1996.                               (charity) (1994-present).
  Lake Forest, IL 60045
------------------------------------------------------------------------------------------------------------------------------------
  Francis E. Jeffries (71)     Served since      34          Director, The Empire District Electric Company (1984-present).
                                                             Director (1989-1997), Chairman of the Board (1993-1997), Phoenix
                                                             Investment Partners, Ltd.
------------------------------------------------------------------------------------------------------------------------------------
  Leroy Keith, Jr. (62)        Served since      31          Partner, Stonington Partners, Inc. (private equity fund) since
  Stonington Partners, Inc.    1996.                         2001. Chairman (1995 to 2000) and Chief Executive Officer
  736 Market Street, Ste. 1430                               (1995-1998), Carson Products Company (cosmetics).
  Chattanooga, TN 37402                                      Director/Trustee, Evergreen Funds (6 portfolios).
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                 27

                                                  DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND            LENGTH OF   OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS               TIME SERVED    TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Geraldine M. McNamara (50)   Served since      31          Managing Director, U.S. Trust Company of New York (private bank)
  United States Trust          2001.                         (1982-present).
  Company of NY
  114 West 47th Street
  New York, NY 10036
------------------------------------------------------------------------------------------------------------------------------------
  Eileen A. Moran (47)         Served since      7           President and Chief Executive Officer, PSEG Resources Inc.
  PSEG Resources, Inc.         1996.                         (investment company) (1990-present).
  80 Park Plaza, T-22
  Newark, NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
  Everett L. Morris (73)       Served since      33          Vice President, W.H. Reaves and Company (investment management)
  W.H. Reaves and Company      1996.                         (1993-present).
  10 Exchange Place
  Jersey City, NJ 07302
------------------------------------------------------------------------------------------------------------------------------------
  James M. Oates (55)          Served since      31          Chairman, IBEX Capital Markets Inc. (financial services)
  IBEX Capital Markets, Inc.   1996.                         (1997-present). Managing Director, Wydown Group (consulting
  60 State Street, Ste. 950                                  firm) (1994-present). Director, Investors Financial Service
  Boston, MA 02109                                           Corporation (1995-present), Investors Bank & Trust Corporation
                                                             (1995-present), Plymouth Rubber Co. (1995-present), Stifel
                                                             Financial (1996-present), Connecticut River Bancorp
                                                             (1998-present), Connecticut River Bank (1998-present), 1Mind,
                                                             Inc. (1999-present) and 1Mind.com (2000-present). Director and
                                                             Treasurer, Endowment for Health, Inc. (2000-present). Chairman,
                                                             Emerson Investment Management, Inc. (2000-present). Member,
                                                             Chief Executives Organization (1996-present). Vice Chairman,
                                                             Massachusetts Housing Partnership (1998-1999). Director, Blue
                                                             Cross and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                             Funds (1991-2000) and Command Systems, Inc. (1998-2000).
                                                             Director, Phoenix Investment Partners, Ltd. (1995-2001).
------------------------------------------------------------------------------------------------------------------------------------
  Richard A. Pavia (71)        Served since      7           Currently retired. Vice Chairman, Forest Preserve District, Cook
  7145 North Ionia             1996.                         County President Advisory Council (1997-present). Special
  Chicago, IL 60646                                          Consultant, K&D Facilities Resource Corp. (1995-present).
------------------------------------------------------------------------------------------------------------------------------------
  Herbert Roth, Jr. (73)       Served since      31          Currently retired. Member, Directors Advisory Council, Phoenix
  134 Lake Street              1996.                         Life Insurance Company (1998-present). Director, Boston Edison
  Sherbom, MA 01770                                          Company (1978-present), Landauer, Inc. (medical services)
                                                             (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                             (1987-present), and Mark IV Industries (diversified
                                                             manufacturer) (1985-present). Director, Phoenix Home Life Mutual
                                                             Insurance Company (1972-1998).
------------------------------------------------------------------------------------------------------------------------------------
  Richard E. Segerson (55)     Served since      31          Managing Director, Northway Management Company (1998-present).
  Northway Management Company  1996.                         Managing Director, Mullin Associates (1993-1998).
  164 Mason Street
  Greenwich, CT 06830
------------------------------------------------------------------------------------------------------------------------------------
  Lowell P. Weicker, Jr. (70)  Served since      31          Director, UST Inc. (1995-present), HPSC Inc. (1995-present),
  200 Duke Street              1996.                         Compuware (1996-present) and WWF, Inc. (2000-present).
  Alexandria, VA 22314                                       President, The Trust for America's Health (non-profit)
                                                             (2001-present). Director, Duty Free International, Inc.
                                                             (1997-1998).
------------------------------------------------------------------------------------------------------------------------------------

                                                        INTERESTED TRUSTEE

The individual listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

------------------------------------------------------------------------------------------------------------------------------------
                                             NUMBER OF
                                           PORTFOLIOS IN
                                           FUND COMPLEX                          PRINCIPAL OCCUPATION(S)
     NAME, (AGE) AND            LENGTH OF   OVERSEEN BY                          DURING PAST 5 YEARS AND
         ADDRESS               TIME SERVED    TRUSTEE                      OTHER DIRECTORSHIPS HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
  Philip R. McLoughlin (55)    Served since      44          Chairman (1997-present), Director (1995-present), Vice Chairman
                               1996.                         (1995-1997) and Chief Executive Officer (1995-present), Phoenix
  Chairman and President                                     Investment Partners, Ltd. Director, Executive Vice President and
                                                             Chief Investment Officer, The Phoenix Companies, Inc.
                                                             (2001-present). Director (1994-present) and Executive Vice
                                                             President, Investments (1988-present), Phoenix Life Insurance
                                                             Company. Director (1983-present) and Chairman (1995-present),
                                                             Phoenix Investment Counsel, Inc. Director (1984-present) and
                                                             President (1990-2000), Phoenix Equity Planning Corporation.
                                                             Chairman and Chief Executive Officer, Phoenix/Zweig Advisers LLC
                                                             (1999-present). Director, PXRE Corporation (Delaware)
                                                             (1985-present), World Trust Fund (1991-present) Phoenix
                                                             Distribution Holding Company (2001-present) and Phoenix
                                                             Investment Management Company (2001-present). Director and
                                                             Executive Vice President, Phoenix Life and Annuity Company
                                                             (1996-present). Director and Executive Vice President, PHL
                                                             Variable Insurance Company (1995-present). Director, Phoenix
                                                             National Trust Company (1996-present). Director and Vice
                                                             President, PM Holdings, Inc. (1985-present). Director, PHL
                                                             Associates, Inc. (1995-present). Director (1992-present) and
                                                             President (1992-1994), WS Griffith Securities, Inc.
------------------------------------------------------------------------------------------------------------------------------------

                                                    OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
                            POSITION(S) HELD WITH
    NAME, (AGE), AND          TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                  TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
  Michael E. Haylon (44)       Executive Vice President      Director and Executive Vice President; Investments, Phoenix
                               since 1996.                   Investment Partners, Ltd. (1995-present). Director
                                                             (1994-present), President (1995-present), Phoenix Investment
                                                             Counsel, Inc. Director, Phoenix Equity Planning Corporation
                                                             (1995-present). Executive Vice President, Phoenix Fund Complex
                                                             (1993-present).
------------------------------------------------------------------------------------------------------------------------------------
William R. Moyer (57)          Executive Vice President      Executive Vice President and Chief Financial Officer
                               since 1996.                   (1999-present), Senior Vice President and Chief Financial
                                                             Officer (1995-1999), Phoenix Investment Partners, Ltd. Director
                                                             (1998-present), Senior Vice President, Finance (1990-present),
                                                             Chief Financial Officer (1996-present), and Treasurer
                                                             (1998-present), Phoenix Equity Planning Corporation. Director
                                                             (1998-present), Senior Vice President (1990-present), Chief
                                                             Financial Officer (1996-present) and Treasurer (1994-present),
                                                             Phoenix Investment Counsel, Inc. Senior Vice President and Chief
                                                             Financial Officer, Duff & Phelps Investment Management Co.
                                                             (1996-present). Vice President, Phoenix Fund Complex
                                                             (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  Gail P. Seneca (48)          Senior Vice President         President and Chief Executive and Investment Officer, Seneca
  909 Montgomery Street        since 1999.                   Capital Management LLC (1996-present). Managing Director,
  San Francisco, CA 94133                                    Equities, Phoenix Investment Counsel, Inc. (1998-present).
                                                             Managing General Partner and Chief Executive and Investment
                                                             Officer, GMG/Seneca Capital Management LP (1989-present).
                                                             General Partner, Genesis Merchant Group. LP (1990-1996).
                                                             President, GenCap, Inc. (1994-present). President and Trustee,
                                                             Phoenix-Seneca Funds (1996-present).
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                                  29



                                                    OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

                            POSITION(S) HELD WITH
    NAME, (AGE), AND          TRUST AND LENGTH OF                          PRINCIPAL OCCUPATION(S)
         ADDRESS                  TIME SERVED                                DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
James D. Wehr (44)             Senior Vice President         Senior Vice President, Fixed Income (1998-present), Managing
                               since 1997.                   Director, Fixed Income (1996-1998), Phoenix Investment Counsel,
                                                             Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Driessen (54)        Vice President                Vice President and Compliance Officer, Phoenix Investment
                               since 1999.                   Partners, Ltd. (1999-present) and Phoenix Investment Counsel,
                                                             Inc. (1999-present). Vice President, Phoenix Fund Complex
                                                             (1999-present). Compliance Officer (2000-present) and Associate
                                                             Compliance Officer (1999), PXP Securities Corp. Vice President,
                                                             Risk Management Liaison, Bank of America (1996-1999). Vice
                                                             President, Securities Compliance, The Prudential Insurance
                                                             Company of America (1993-1996). Branch Chief/Financial Analyst,
                                                             Securities and Exchange Commission, Division of Investment
                                                             Management (1972-1993).
------------------------------------------------------------------------------------------------------------------------------------
  Ronald K. Jacks (36)         Vice President                Equity Portfolio Manager, Seneca Capital Management LLC
  909 Montgomery St.           since 1999.                   (1990-present). Managing Director, Equities, Phoenix Investment
  San Francisco, CA 94133                                    Counsel, Inc. (1998-present). General Partner and Equity
                                                             Portfolio Manager, GMG/Seneca Capital Management, L.P.
                                                             (1990-present).
------------------------------------------------------------------------------------------------------------------------------------
  Richard D. Little (53)       Vice President                Managing Director, Equities, Phoenix Investment Counsel, Inc.
  909 Montgomery St.           since 1999.                   (1998-present). Vice President, Phoenix-Seneca Funds
  San Francisco, CA 94133                                    (1996-present). General Partner and Director of Equities,
                                                             GMG/Seneca Capital Management, L.P. (1989-present). Director of
                                                             Equities, Seneca Capital Management LLC (1996-present).
------------------------------------------------------------------------------------------------------------------------------------
  Nancy G. Curtiss (49)        Treasurer                     Vice President, Fund Accounting (1994-present) and Treasurer
                               since 1996.                   (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                             Phoenix Fund Complex (1994-present).
------------------------------------------------------------------------------------------------------------------------------------
  G. Jeffrey Bohne (54)        Secretary                     Vice President and General Manager, Phoenix Life Insurance
  101 Munson Street            since 1996.                   Company (1993-present). Senior Vice President, Mutual Fund
  Greenfield, MA                                             Customer Service (1999-present), Vice President, Mutual Fund
                                                             Customer Service (1996-1999), Phoenix Equity Planning
                                                             Corporation. Secretary, Phoenix Fund Complex (1993-present).
------------------------------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PHOENIX-DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
William W. Crawford
Harry Dalzell-Payne
William N. Georgeson
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Eileen A. Moran
Everett L. Morris
James M. Oates
Richard A. Pavia
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
Gail P. Seneca, Senior Vice President
James D. Wehr, Senior Vice President
Robert S. Driessen, Vice President
Ronald K. Jacks, Vice President
Richard D. Little, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
JP Morgan Chase Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Shareholder Services 1-800-814-1897 (option 3)

--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.
--------------------------------------------------------------------------------

                 (This page has been left blank intentionally.)

PHOENIX EQUITY PLANNING CORPORATION
56 Prospect Street
Hartford, CT 06115-0480

[GRAPHICS OMITTED]

PHOENIX
INVESTMENT PARTNERS
COMMITTED TO INVESTOR SUCCESS(TM)

For more information about
Phoenix mutual funds, please call
your financial representative or
contact us at 1-800-243-4361 or
WWW.PHOENIXINVESTMENTS.COM.

PXP 092 (2/02)